UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On May 16, 2013, we entered into an amendment to our Credit Agreement with ROS Acquisition Offshore LP (the “Lender”), whereby the Lender agreed to reduce our minimum liquidity requirement from $1,500,000 to $750,000 until September 30, 2013. In exchange, we agreed to pay a fee of 1.5% of any principal payment required to be paid pursuant to the Credit Agreement or other loan documents. Our Credit Agreement is attached as an exhibit to our Form 8-K filed on August 28, 2012, which is incorporated by reference herein.

The foregoing description of the amendment to our Credit Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.21 and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.21	First Amendment to Credit Agreement dated May 16, 2013 by and between Bacterin and ROS Acquisition Offshore LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2013	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: CFO and Interim Co-CEO

Exhibit Index

Exhibit No	Description

10.21	First Amendment to Credit Agreement dated May 16, 2013 by and between Bacterin and ROS Acquisition Offshore LP.